 Exhibit (a)(1)(C)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.
If you have sold all your shares of common stock in Banco Itaú Chile (formerly known as Itaú Corpbanca), please send this Common Share Acceptance Form, together with the accompanying documents, as soon as possible to the U.S. Tender Agent (defined below) or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the U.S. Tender Agent.
This document should be read in conjunction with the Offer to Purchase dated June 6, 2023 (the “U.S. Offer to Purchase”). The definitions used in the U.S. Offer to Purchase apply in this Common Share Acceptance Form. All terms and conditions contained in the U.S. Offer to Purchase applicable to the U.S. Offer for Common Shares are deemed to be incorporated in and form part of this Common Share Acceptance Form.
COMMON SHARE ACCEPTANCE FORM
To tender Common Shares, no par value per share
of
BANCO ITAÚ CHILE
(formerly known as ITAÚ CORPBANCA)
Pursuant to the U.S. Offer to Purchase dated June 6, 2023
By
ITB HOLDING BRASIL PARTICIPAÇÕES LTDA.,
an indirect wholly owned subsidiary
of
ITAÚ UNIBANCO HOLDING S.A.
THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:30 P.M., NEW YORK CITY TIME, ON JULY 5, 2023, UNLESS THE U.S. OFFER IS EXTENDED.
The U.S. Tender Agent for the Common Shares in the U.S. Offer is:
THE BANK OF NEW YORK MELLON
By Mail:
The Bank of New York Mellon
Attn: Voluntary Corporate Actions, COY: ICBB
P.O. Box 43011
Providence, RI 02940-3011
By Hand/Overnight Courier:
The Bank of New York Mellon
Attn: Voluntary Corporate Actions, COY: ICBB
150 Royall Street, Suite V
Canton, MA 02021
DELIVERY OF THIS COMMON SHARE ACCEPTANCE FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS COMMON SHARE ACCEPTANCE FORM TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. TENDER AGENT.

The instructions accompanying this Common Share Acceptance Form should be read carefully before this Common Share Acceptance Form is completed. Questions and requests for assistance may be directed to the Information Agent, Morrow Sodali International LLC, at (800) 662-5200 (Toll-Free in North America) or +1 (203) 658-9400 (outside North America).
THIS COMMON SHARE ACCEPTANCE FORM IS TO BE USED ONLY FOR TENDERING COMMON SHARES TO THE U.S. TENDER AGENT. DO NOT USE THIS COMMON SHARE ACCEPTANCE FORM FOR TENDERING ADSs OR FOR ANY OTHER PURPOSE.
Action to be taken to accept the U.S. Offer
Please read the detailed instructions on how to complete this Common Share Acceptance Form. This Common Share Acceptance Form should only be used to accept the offer by ITB Holding Brasil Participações Ltda., a limited liability company organized under the laws of the Federative Republic of Brazil (“Purchaser”) and an indirect wholly owned subsidiary of Itaú Unibanco Holding S.A., a company organized under the laws of the Federative Republic of Brazil (“IUH”) to purchase (1) any and all outstanding common shares, no par value per share (the “Common Shares”), of Banco Itaú Chile (formerly known as Itaú Corpbanca), a publicly-traded special banking corporation (sociedad anónima especial bancaria) organized under the laws of the Republic of Chile (the “Company”), held by U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended, which defines a U.S. holder as “any security holder resident in the United States”); and (2) any and all outstanding American Depositary Shares (each of which represents one-third of one Common Share) (the “ADSs,” and together with the Common Shares, the “Shares”), held by holders, wherever located, in each case other than any Shares owned directly or indirectly by IUH and/or its affiliates, for 8,500.00 Chilean pesos in cash per Common Share and 2,833.3333 Chilean pesos in cash per ADS (together, the “U.S. Offer Price”), without interest and less (i) any applicable brokerage fees and commissions and (ii) applicable withholding taxes, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase and other related materials, including this form of acceptance for the Common Shares (this “Common Share Acceptance Form”), the letter of transmittal for ADSs (the “ADS Letter of Transmittal”) and the notice of “guaranteed delivery” for the ADSs (the “ADS Notice of Guaranteed Delivery”) which, together with any amendments or supplements thereto, collectively constitute the “U.S. Offer.” The U.S. Offer Price paid to holders of Shares will be converted into U.S. dollars based on the Observed Exchange Rate (as defined in the U.S. Offer to Purchase), published by the Central Bank of Chile (Banco Central de Chile) in the Official Gazette of Chile two Chilean business days immediately prior to the Settlement Date (as defined in the U.S. Offer to Purchase). All payments to holders of Shares tendered pursuant to the U.S. Offer will be rounded to the nearest whole U.S. cent. All payments for Shares accepted for purchase pursuant to the U.S. Offer will be made within four Chilean business days following the announcement of the results of the U.S. Offer (the date of such payment, the “Settlement Date”). The U.S.$/Ch$ exchange rate as published by the Central Bank of Chile in the Official Gazette of Chile on June 2, 2023, was U.S.$1.00 = Ch$804.60.
Common Shares beneficially owned or held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer (as defined in the U.S. Offer to Purchase). If you are a holder of ADSs, you will receive and should complete an ADS Letter of Transmittal and related documents in accordance with the instructions set out therein. If you wish to accept the U.S. Offer, send this completed and signed Common Share Acceptance Form, together with the documents identified below to The Bank of New York Mellon (the “U.S. Tender Agent”), c/o Depositary Receipts Division, at the address set forth on the front cover as soon as possible and in any event so as to arrive not later than 5:30 p.m., New York City time, on July 5, 2023, unless the U.S. Offer is extended.
If you or your securities intermediary holds Common Shares in book-entry form through DCV and you would like to tender those Common Shares in the U.S. Offer, you must tender your Common Shares through a broker, dealer, commercial bank, trust company or other securities intermediary to the U.S. Tender Agent, to be received by the U.S. Tender Agent by the Expiration Date.
If you or your securities intermediary holds Common Shares in certificated form and you would like to tender those Common Shares in the U.S. Offer, you will first have to deposit those Common Shares with a broker, dealer, commercial bank, trust company or other securities intermediary in an account at the DCV and then follow the instructions set out in this Common Share Acceptance Form.
Your acceptance of the U.S. Offer is on the terms and subject to the conditions contained in the U.S. Offer to Purchase and in this Common Share Acceptance Form. In the event of an inconsistency between the terms and procedures in this Common Share Acceptance Form and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.
If you have any questions as to how to complete this Common Share Acceptance Form, please contact the Information Agent at (800) 662-5200 (Toll-Free in North America) or +1 (203) 658-9400 (outside North America).
Do not detach any part of this Common Share Acceptance Form.
Instructions for Completion and Submission of this Common Share Acceptance Form
If you wish to accept the U.S. Offer you should:
(i)
complete and sign this Common Share Acceptance Form in accordance with the instructions set out below;

(ii)
forward this Common Share Acceptance Form to the U.S. Tender Agent at the address set forth on the front cover;

(iii)
instruct your broker, dealer, commercial bank, trust company or other securities intermediary to deliver your Common Shares to the U.S. Tender Agent’s Chilean custodian using the following information:

(a)
Banco Itaú Chile
DCV Sub account 71607100
Account Name: The Bank of New York Mellon ADRs
BIC ITAUCLRM
PSET DCVVCLRMXXX
Reference: Delivery for U.S. tender offer
By order of: [stating the name and U.S. address of the beneficial owner of the Common Shares]

(iv)
ensure that this form and the tendered shares are sent so that they arrive or are delivered at their respective addresses not later than 5:30 p.m., New York City time, on July 5, 2023, unless the U.S. Offer is extended.

Power of Attorney
By accepting the U.S. Offer and signing this Common Share Acceptance Form, you hereby grant a special irrevocable power of attorney to the U.S. Tender Agent (in such capacity, the “Attorney”) and an irrevocable instruction to the Attorney, authorizing the Attorney, acting on behalf of Purchaser, its directors and agents as such holder’s attorney and/or agent: (i) to deposit the tendered Common Shares with The Bank of New York Mellon, acting as ADS depositary (the “ADS Depositary”) and instruct to register uncertificated ADSs representing those Common Shares in the name of the tendering holder, as set forth in the applicable Common Share Acceptance Form and place a stop transfer order on the ADS register with respect to those ADSs and, if the tendered Common Shares are purchased by Purchaser, to surrender the ADSs created upon tenders of those Common Shares to the ADS Depositary and to instruct the ADS Depositary to deliver the Common Shares to the order of the Purchaser; (ii) to complete and execute all or any form(s) of transfer and/or other document(s) at the discretion of the Attorney in relation to the Common Shares in respect of which the accepting holder of Common Shares has not properly withdrawn acceptance in favor of Purchaser or such other person or persons as Purchaser may direct and to deliver such form(s) of transfer and/or other document(s) at the discretion of the Attorney; and (iii) to do all such other acts and things as may in the opinion of the Attorney be necessary or expedient for the purpose of, or in connection with, the acceptance of the U.S. Offer and to vest in Purchaser or its nominee(s) the Common Shares as aforesaid. By providing the information required by this Common Share Acceptance Form, you confirm to have consented to the provision of such information, including any personal data contained therein, to the U.S. Tender Agent and the further transfer by the U.S. Tender Agent of that information and personal data (if applicable) for the purpose of the tender.
By signing this Common Share Acceptance Form you hereby grant this irrevocable commercial power of attorney in the understanding that it is being granted in the interest of both the principal and the attorney-in-fact and that the attorney-in-fact shall not be liable for rendering of accounts or any other obligations to you as principal. This commercial power of attorney will be irrevocable unless this Common Share Acceptance Form is revoked. If this Common Share Acceptance Form is revoked, this power of attorney shall be understood as immediately revoked. This power of attorney revokes any and all sell orders of the Common Shares and powers of attorney granted in connection thereto given previously to this date.
By signing this Common Share Acceptance Form you hereby grant an irrevocable authority and request (1) to the Company, its Gerente General (General Manager) or its agents to procure the registration of the transfer of the Common Shares pursuant to the U.S. Offer and the delivery of the new título(s) and/or other document(s) of title in respect thereof to Purchaser or as Purchaser may direct; and (2) to Purchaser or its agents to record and act upon any instructions with regard to notices and payments which have been recorded in the records of the Company in respect of such holder’s holding(s) of Common Shares.
Negative Covenant
By signing this Common Share Acceptance Form, you agree that, until the Expiration Date or until your Common Shares are withdrawn from the U.S. Offer, you will not sell, transfer, assign, pledge or in any other way dispose of or encumber the Common Shares tendered hereby.
Representation
By signing this Common Share Acceptance Form, you declare that your Common Shares tendered are fully paid and free from liens, equities, charges and encumbrances and that you have the full power and authority to tender and assign your Common Shares pursuant to the U.S. Offer.

How to complete this Common Share Acceptance Form
(Please complete in BLOCK CAPITALS)
1.
The U.S. Offer

To accept the U.S. Offer, write in Box 1 the total number of Common Shares for which you wish to accept the U.S. Offer. If no number, or a number greater than your entire holding of Shares, is written in Box 1 and you have signed Box 2, you will be deemed to have written the number of Shares comprised in, and to have accepted the U.S. Offer in respect of all Shares tendered. To accept the U.S. Offer, complete Boxes 1 and 3 and, if applicable, Box 4, and sign Box 2 below.
BOX 1

Number of Shares to be Tendered

2.
Signatures

You must execute Box 2 in order to tender your Common Shares and accept the U.S. Offer. If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Common Share Acceptance Form. If any of the tendered Common Shares are registered in different name on several Common Share certificates, it will be necessary to complete, sign and submit as many separate Common Share Acceptance Form as there are different registrations of the Common Share certificates.
If you sign in a capacity other than that of a registered holder (e.g., under a Power of Attorney), please state the capacity in which you sign and send together with this Common Share Acceptance Form either (i) proper evidence satisfactory to Purchaser of your authority to act in such capacity, or (ii) in the case of a Power of Attorney, an authorized copy of the Power of Attorney duly granted before a Notary Public in Chile or before the competent Chilean General Counsel.

Sign here to accept the U.S. Offer
BOX 2
Box 2
Execution by individuals Signed and delivered as a deed by	Execution by a company Executed and delivered as a deed by

(Name of record holder)
(Name of Company)

(Signature of record holder)
As evidence of the consent of the spouse in accordance	(Signature)
with section 1277 of the Chilean Civil Code:
Signature:
Full name:	(Signature)
Capacity: (Spouse/Representative)
(The space above should be used to notarize as appropriate)

3.
Name(s) and address

Complete Box 3 with the full name and address of the sole or first named registered holder together with the names of all other joint holders (if any) in BLOCK CAPITALS.
Full name(s) and address
Box 3
First registered holder	Joint registered holder(s)	Joint registered holder(s)	Joint registered holder(s)
1. First name(s)(Mr. Mrs. Miss Title)Last name	2. First name(s)(Mr. Mrs. Miss Title)Last name	3. First name(s)(Mr. Mrs. Miss. Title)Last name	4. First name(s)(Mr. Mrs. Miss Title)Last name	5. Corporation(s)Name of Corporation
Address	Address	Address	Address	Address
Zip code	Zip code	Zip code	Zip code	Zip code
As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:	As evidence of the consent of the spouse in accordance with section 1277 of the Chilean Civil Code:
Signature:	Signature:	Signature:	Signature:
Fullname:	FullName:	Fullname:	Fullname:
Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)	Capacity: (Spouse/Representative)
Please provide your daytime telephone number in the event that there are any questions regarding the above.
Daytime Telephone No.

4.
Alternative address

Insert in Box 4 the name and address of the person or agent (for example, your bank) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. Complete this box if you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 3.
BOX 4
Name
Address

Daytime telephone number

Additional notes regarding the completion and submission of this Common Share Acceptance Form
In order to be effective, this Common Share Acceptance Form must, except as mentioned below, be executed personally by the registered holder or, in the case of a joint holding, by the representative of ALL the joint holders as provided for in Article 23 of Law 18.046 of the Chilean Corporations Law. A corporation must execute this Common Share Acceptance Form by means of an authorized officer.
1.
If you have lost any of your share certificates

Instruct your broker, dealer, commercial bank, trust company or other securities intermediary to deliver any other Common Shares to the U.S. Tender Agent’s Chilean custodian. The completed Common Share Acceptance Form should be sent to or delivered by hand to the U.S. Tender Agent at the address set forth on the front cover accompanied by a letter stating that you have lost or destroyed one or more of your título(s). You should then follow the procedures provided for in Article 21 of Law 18.046 of the Chilean Corporations Act and thereupon request the Shareholders’ registry of the Company to issue substitute título(s).
2.
If a holder is away from home (e.g., abroad or on holiday) or if this Common Share Acceptance Form is being signed under a Power of Attorney

Send this Common Share Acceptance Form by the quickest means (e.g., air mail) to the holder for execution or, if the holder has executed a Power of Attorney, have this Common Share Acceptance Form signed by the Attorney. The completed Common Share Acceptance Form together with the required documents should be deposited with the U.S. Tender Agent at the address set forth on the front cover accompanied by the Power of Attorney (or a duly certified copy thereof, provided the signature is original). Any Power of Attorney must have been granted before a Notary Public in Chile or before the competent Chilean General Counsel. The Power of Attorney (or a duly certified copy thereof) will be submitted for registration by the U.S. Tender Agent and returned as directed. No other signatures are acceptable.
3.
If you have sold off all your holdings

You should send this Common Share Acceptance Form at once to the stockbroker, bank or other agent through whom the sale was effected for transmission to Purchaser.
4.
If you have any questions

You should immediately contact your stockbroker, bank or other agent.
The consideration due to you under the U.S. Offer cannot be sent to you until all relevant documents have been properly completed and sent to or deposited with the U.S. Tender Agent and its Chilean custodian. This Common Share Acceptance Form, if otherwise valid, accompanied by the appropriate endorsement or certificate signed on behalf of the transfer agent of the Company will be treated as a valid acceptance of the U.S. Offer.
5.
If your tendered Common Shares are accepted for payment, you may be subject to U.S. income tax backup withholding

Under U.S. federal income tax law, the amount of any payments made by the U.S. Tender Agent to holders of Common Shares (other than corporate and certain other exempt holders) pursuant to the U.S. Offer may be subject to backup withholding tax currently at a rate of 24%. To avoid such backup withholding tax with respect to payments pursuant to the U.S. Offer, a non-exempt, tendering “U.S. Holder” (as defined in “The U.S. Offer — Section 5. Material U.S. and Chilean Income Tax Consequences”) must provide the U.S. Tender Agent with such holder’s correct taxpayer identification number (“TIN”) and certify under penalty of perjury that (1) the TIN provided is correct (or that such holder is awaiting a TIN) and (2) such holder is not subject to backup withholding tax by completing the Substitute Form W-9 included as part of this Common Share Acceptance Form. If backup withholding applies with respect to a holder of Shares or if a holder of Shares fails to deliver a completed Substitute Form W-9 to the U.S. Tender Agent or otherwise establish an exemption, the U.S. Tender Agent is required to withhold 24% of any payments made to such holder. See “The U.S. Offer — Section 5. Material U.S. and Chilean Income Tax Consequences.”

The box in Part 3 of Substitute Form W-9 may be checked if the holder of Shares is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the U.S. Tender Agent is not provided with a TIN by the time of payment, the U.S. Tender Agent will withhold 24% on all such payments until a TIN is provided to the U.S. Tender Agent.
Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The U.S. Tender Agent cannot refund amounts withheld by reason of backup withholding.

TO BE COMPLETED BY ALL TENDERING HOLDERS
Substitute Form W-9 Request for Taxpayer Identification Number and Certification
Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)
Name:
Please check the appropriate box:	☐ Individual/sole proprietor ☐ Partnership	☐ Corporation ☐ Other (specify):	☐ Exempt from Backup Withholding
Address:
City, State, and Zip Code:
PART I SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)
TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS
Enter your taxpayer identification number in the appropriate box.
For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.
Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.
Social Security Number Employer Identification Number
PART II ☐ Awaiting TIN
PART III
Certification – Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions – You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” IN PART I ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 24% of all reportable payments made to me thereafter will be withheld until I provide a number.
Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OF —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a.) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b.) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
For this type of account:		GIVE THE NAME AND EMPLOYMENT IDENTIFICATION NUMBER OF —
6.	A disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate account or account of LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable or other tax-exempt organization	The organization
10.	Partnership account held in the name of the business or account of multi-member LLC (other than an LLC described in item 10)	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person’s number must be furnished.

(2)
Circle the minor’s name and furnish the minor’s social security number.

(3)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your Social Security Number.

(4)
List first and circle the name of the legal trust, estate or pension trust (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.
OBTAINING A NUMBER
If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Even if the payee does not provide a TIN in the manner required, the payer is not required to backup withhold on any payments made to a payee that is:
1.
An organization exempt from tax under section 501(a), any individual retirement account (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.
The United States or any of its agencies or instrumentalities.

3.
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.
A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.
An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:
1.
A corporation.

2.
A foreign central bank of issue.

3.
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

4.
A futures commission merchant registered with the Commodity Futures Trading Commission.

5.
A real estate investment trust.

6.
An entity registered at all times during the tax year under the Investment Company Act of 1940.

7.
A common trust fund operated by a bank under section 584(a).

8.
A financial institution.

9.
A middleman known in the investment community as a nominee or custodian.

10.
A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Dividends and patronage dividends that generally are exempt from backup withholding include:
•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) distributions made by an ESOP.

Interest payments that generally are exempt from backup withholding include:
•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•
Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•
Payments described in section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Other types of payments that generally are exempt from backup withholding include:
•
Wages.

•
Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA where the payor is also the trustee or custodian, an owner-employee plan, or other deferred compensation plan.

•
Distributions from qualified tuition programs or Coverdell ESAs.

•
Certain surrenders of life insurance contracts.

•
Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•
Real estate transactions reportable under section 6045(e).

•
Cancelled debts reportable under section 6050P.

•
Certain payment card transactions by a qualified payment card agent (as described in Revenue Procedure 2004-42 and Treasury Regulations section 31.3406(g)-1(f)) and if the requirements under Treasury Regulations section 31.3406(g)-1(f) are met.

•
Distributions from a medical savings account and long-term care benefits.

•
Fish purchases for cash reportable under section 6050R.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
Privacy Act Notice. — Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 24% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES
(1)   Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)   Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.
(3)   Civil and Criminal Penalties for False Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4)   Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.